THE PARNASSUS INCOME TRUST
                         Semiannual Report June 30, 2001
--------------------------------------------------------------------------------


                                                                  August 6, 2001



Dear Shareholder:

     Here is your semiannual report for the first half of 2001 for The Parnassus Income Trust which consists of three funds: Equity Income Fund, Fixed-Income Fund and California Tax-Exempt Fund. I'm happy to report that the Parnassus Equity Income Fund continues to have excellent performance. After having some difficulty last year, the Parnassus Fixed-Income Fund has made a strong comeback in 2001. Unfortunately, the California Tax-Exempt Fund underperformed somewhat in 2001, but its long-term performance is still excellent. Read on for all the details.

     Todd Ahlsten and I, as co-managers, wrote the sections on the Equity Income Fund and the Fixed-Income Fund. Ben Liao, co-manager of the California Tax-Exempt Fund, and I wrote the section on that Fund.

                                                               Yours truly,

                                                               Jerome L. Dodson
                                                               President

                               Equity Income Fund

     As of June 30, 2001, the net asset value per share (NAV) of the Equity Income Fund was $22.20, so after taking dividends into account, the total return for the first six months of the year was 4.55%. This compares to a loss of 6.70% for the S&P 500 and a loss of 2.05% for the average equity income fund followed by Lipper.

     On March 31, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio and since this objective change, our total return has averaged 12.38% per year compared to 1.08% for the Lipper average. This places the Fund first out of the 167 equity income funds followed by Lipper during the period.*

     Our average yield for the first six months of the year was 3.61% compared to a yield of 1.25% for the S&P. For the month of June, our 30-day SEC yield was 3.82% versus 1.28% for the S&P.

     Below is a table that compares the performance of the Fund with the S&P 500, the Wilshire 5000 and the average equity income fund followed by Lipper. Average annual total returns are for the one, three and five-year periods and since inception.



Average Annual Total Returns             Equity Income   Lipper Equity Income       S&P 500         Wilshire 5000
for periods ended 6/30/01                    Fund            Fund Average            Index              Index
------------------------------------------------------------------------------------------------------------------------------------
One Year                                    (0.08%)              7.11%             (14.83%)           (15.34%)
Three Years                                 14.19%               3.70%               3.89%              3.50%
Five Years                                  13.64%              10.97%              14.43%             13.06%
Since Inception 8/31/92                     13.44%              12.43%              15.33%             14.69%
Since Change of Objective 3/31/98           12.38%               1.08%               4.62%              3.84%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Wilshire 5000 and the S&P 500 are unmanaged indices of common stocks and it is not possible to invest directly in an index.

* For the one, three and five-year periods ended 6/30/01 and since inception (8/31/92), the Parnassus Equity Income Fund placed #148 of 202 funds, #3 of 170 funds, #15 of 118 funds, and #15 of 51 funds, respectively.



     As you can see from the table, we beat the average equity income fund followed by Lipper for the three and five-year periods and since inception. We did, however, underperfom that benchmark over the past 12 months because the Parnassus Equity Income Fund had a higher percentage of technology stocks in its portfolio during the second half of 2000 than the average equity income fund. Technology stocks fell during that time which hurt our performance relative to our peer group.


STRATEGY AND ANALYSIS
     The Parnassus Equity Income Fund had a strong performance in the first half of 2001. While the average equity income fund lost 2.05%, we managed to report a positive return of 4.55%. This performance was primarily the result of four portfolio decisions. First, we held an average of 32% of the Fund's assets in cash during the first half of the year. While we're not market-timers, we do pay close attention to business cycles. Late last year, we felt the economy was headed for a recession. Stocks typically decline a few months or so before a recession starts and continue sliding through the first half of the recession. With this in mind, we sold stocks that we thought would decline in weak economic conditions. While the economy has avoided a recession so far, growth has slowed and our decision to hold cash helped our performance. Corporate earnings are down, the unemployment rate is rising and the S&P 500 fell 6.70% during the first half of the year.

     The second factor that helped us was our underweighting of technology stocks which, for the most part, did poorly during the first half of the year. As of June 30, approximately 9% of the portfolio was invested in technology stocks versus about 19% for the S&P 500. The third important factor was investing 16% of our portfolio in convertible bonds. (Convertible bonds pay interest like corporate debt, but are convertible into common stock at pre-determined strike prices.) These bonds have done well for us during the first half of the year. Finally, our stock selection resulted in more winners than losers which we discuss below.


LOSERS
     Five companies hurt the NAV by 3 cents or more. Corning, the largest maker of optical fiber, reduced the NAV by 9 cents as the stock declined 24.4% from our average cost of $22.10 to $16.71. A slowdown in telecommunications equipment spending hurt sales. We're holding on to our shares because we feel that the company is undervalued and that earnings should improve sometime next year.

     Wells Fargo declined 16.6% to $46.43 which also hurt the NAV by 9 cents. The company's shares fell after the bank announced it would take a $1.1 billion second quarter charge tied to losses in its technology and telecommunications venture capital portfolio. We feel this write-off is a one-time issue. The bank is still solid and lower interest rates should help earnings.

     Lucent, one of the largest manufacturers of telecommunications equipment, declined a whopping 44% from the beginning of the year to the time we sold the stock at $7.57 per share. This lowered our NAV by 6 cents. Like Corning, the company is suffering from a dramatic slowdown in telecommunications equipment spending. Unlike Corning, though, Lucent is losing market share to its competitors and losses have eroded the company's financial strength. We have sold all our stock in Lucent.

     Charles Schwab cost the Fund 4 cents as the stock declined 12% from our average cost of $17.92 to $15.75 per share. The company's earnings are down this year primarily due to lower trading volume. We feel the company will bounce back over the next year due to its superior account base, cost control and market share gains in financial services.

     Kroger, owner of the nation's largest grocery chain, hurt the NAV by 3 cents as the stock fell 13.3% from $27.06 to $23.44 where we sold it. We sold Kroger due to concerns over an accounting restatement linked to a previous acquisition.


WINNERS
     The biggest winner for the Fund was PETsMART, a large pet supply chain, whose stock climbed an amazing 145.2% from $2.88 to $7.05 and increased the NAV by 19 cents. Stronger same store sales, improved inventory management and better cost control have boosted earnings at the company. PETsMART's management team also continued buying stock in the company which showed investors their confidence in the turnaround.

     LSI Logic, the "system on a chip" company, added 18 cents to the NAV during the first half. The biggest part of this gain, 10 cents, came from owning an LSI convertible bond which rose 19%. We also owned LSI stock during the period which added 8 cents to the NAV as it rose 10% to $18.80. While market demand is currently weak for LSI's products, the company is well positioned for the future with strong design wins.

     Our convertible bond investment in Adaptec rose 15.5% which added 7 cents to the NAV. Like LSI, earnings are down at Adaptec due to weak PC sales and slow technology spending, but investors focused on the prospects for recovery and drove prices higher.

     The Fund's investment in Central Garden and Pet convertible bonds added 7 cents to the NAV, rising 14.6% during the first half of the year. The company is cutting costs in its distribution business which should improve cash flow.

     Avocent, a maker of switches that allows one keyboard and monitor to control many servers, added 6 cents to the NAV. While we typically like to have low portfolio turnover, we traded Avocent twice during the first half of the year. We started the year with 10,000 shares priced at $27 and sold 9,000 shares at $31.50 in January. We then bought 39,000 shares at $20.23 per share in late March and early April which we sold at $23.79 per share in late April and early May. While Avocent continues to gain market share, we sold our shares because of concerns about weak technology spending.

     IBM rose 33.5% to $113.50 from $85 at the start of the year which increased the NAV by 5 cents. Despite a slow economy, IBM is gaining momentum in servers, storage and business services.


COMPANY NOTES
     During the first half of the year, the Fund sold its investment in Bristol Myers for social reasons. Over the years, we have admired the company because of its innovation and charitable giving. It has also been a good place to work. Recently, though, controversy has developed around the company's diabetes drug, Glucophage, that is coming off patent. In an attempt to preserve corporate profits, the company is aggressively trying to persuade its Glucophage patients to avoid generic versions of the drug and switch them to a more expensive new version of the medicine. In some cases, Bristol Myers sales representatives have exaggerated the new drug's benefits in an effort to move patients to more expensive treatments.

     PETsMART charities announced in June that the millionth pet had been adopted from one of its in-store PETsMART Charities' Adoption Centers. Since over seven million homeless pets are euthanized every year, the company decided years ago not to sell cats and dogs. Instead, the company created PETsMART Charities' Adoption Centers -- in-store space donated to local animal welfare organizations. It took nine years to reach this millionth milestone, but with more adoption center partners, the company feels it will find homes for another million pets in half that time. "Achieving this milestone shows that PETsMART is more than a retailer -- we're in the business of making lives better for pets and their families," said Phil Francis, chairman, president and CEO of PETsMART, Inc.


OUTLOOK
     Stock prices typically hit bottom in the midpoint of a recession, which historically is about six months before the economy improves. At that point, stocks usually begin a strong rally as investors anticipate a recovery. We feel the recovery won't begin until around March of 2002 so our current plan is to become fully invested sometime around October of this year. We will buy undervalued, socially responsible companies with good business prospects.

                              Yours truly,                     Sincerely yours,



                              Jerome L. Dodson                 Todd Ahlsten

                              Co-Manager                       Co-Manager

                                Fixed-Income Fund

     As of June 30, 2001, the net asset value per share (NAV) of the Parnassus Fixed-Income Fund was $14.83, so after taking dividends into account, the total return for the first half of the year was 7.65%. This compares to a return of 3.51% for the Lehman Government/Corporate Bond Index and 3.44% for the average A-rated bond fund followed by Lipper. The 30-day SEC yield for June was 6.53% and the average yield for the year-to-date was 6.98%. Below you will find a table that compares the performance of the Fixed-Income Fund with that of the Lehman Government/Corporate Bond Index and the Lipper A-rated Bond Fund Average.

     The Parnassus Fixed-Income Fund recovered with a strong first half in 2001 after its disappointing year 2000 performance. Our 7.65% return placed us #4 out of 181 funds followed by Lipper for year-to-date returns*. While we're pleased with our performance so far this year, we're still lagging the Lipper A-Rated Bond Fund Average for the three and five-year periods and since inception.



Average Annual Total Returns             Fixed-Income         Lipper A-Rated Bond         Lehman Government/
for periods ended 6/30/01                    Fund                Fund Average            Corporate Bond Index
------------------------------------------------------------------------------------------------------------------------------------
One Year                                    10.45%                  10.19%                      11.13%
Three Years                                  3.68%                   4.67%                       5.99%
Five Years                                   5.94%                   6.46%                       7.38%
Since Inception 8/31/92                      6.24%                   6.35%                       6.82%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Government/Corporate Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index.

*For the one, three and five-year periods ended 6/30/01 and since inception, the Parnassus Fixed-Income Fund placed #68 of 175 funds, #120 of 145 funds, #90 of 117 funds, and #29 of 52 funds, respectively.



     The Fund is outperforming this year because the three issuers that had credit problems and hurt our return last year recovered in the first half of 2001. The biggest gainer was our J.C. Penney issue which began the year trading at 48.50 and rose an amazing 66% to 80.50. (Bonds are typically issued with a face value of $1,000 but prices are quoted by dropping off the last digit.) This gain added 16 cents to the Fund's NAV during the period. Although we're up for the year on the bond, our cost basis is 101.96, so we're still down on the investment overall.

     As many of you know, we spent a lot of time deciding whether to hold on to our J.C. Penney bond last year given the company's problems. Fortunately, we made the right choice to hold on as several positive factors improved J.C. Penney's outlook and pushed the bond higher. New CEO Allen Questrom has revived the company by improving its merchandise assortment, marketing and cost control. This generated greater store traffic and boosted sales of women's apparel, women's accessories and home furnishings. As a result, the department store reported its first same store sales gains in two years during the first quarter. At the company's Eckert drug store chain, better marketing boosted same store sales. These positive factors helped the company report a $41 million profit for the first quarter of 2001 versus a huge loss of $118 million a year ago.

     Our Xerox issue, which fell from 92.40 to 44.00 in the year 2000 because of credit concerns, rebounded 49% to 65.50. Like J.C. Penney, this added 16 cents to the Fund's NAV. The company's credit strength improved as it announced plans to sell $4 billion in assets, cut $1 billion in annual costs and exit its money-losing desktop inkjet printer business.

     The Fund's investment in Dana Corporation, one of the world's largest suppliers of components to vehicle manufacturers, rose 22.9% to 86.00 as investors anticipated that interest rate cuts by the Federal Reserve would boost demand for the company's products. In addition, Dana's credit strength improved during the first half of 2001 as strong cash flow helped reduce company debt by $400 million.

     Currently, the Fixed-Income Fund has a yield of 6.53% (30-day SEC yield for June) which is higher than most other A-rated bonds funds. This should continue to help our performance this year. In addition, for our new bond purchases, we're performing more stringent analyses to avoid the credit rating downgrades that hurt us last year.

     With the Federal Reserve cutting interest rates this year and economic growth down, we expect rates to remain low for the next six months. The average maturity of the portfolio is approximately eight years, the part of the yield curve we feel offers the best risk-return ratio given current conditions.

                              Yours truly,                     Sincerely yours,



                              Jerome L. Dodson                 Todd Ahlsten

                              Co-Manager                       Co-Manager

                           California Tax-Exempt Fund

     As of June 30, 2001, the net asset value per share (NAV) of the California Tax-Exempt Fund was $16.59. Taking dividends into account, the total return for the first half of 2001 was 0.34%. The average California municipal bond fund followed by Lipper had a return of 1.15%. Although this short-term performance is disappointing, our long-term record remains strong. We are still ahead of the average California municipal bond fund for the three and five-year periods and since inception.

     Below you will find a table that shows our returns in comparison with indices over the past one, three and five-year periods and since inception.



                                                                  Lipper California
Average Annual Total Returns                 California             Municipal Bond           Lehman Municipal
for periods ended 6/30/01                  Tax-Exempt Fund           Fund Average               Bond Index
------------------------------------------------------------------------------------------------------------------------------------

One Year                                        6.84%                    8.67%                     9.98%
Three Years                                     4.43%                    3.78%                     5.28%
Five Years                                      6.08%                    5.57%                     6.54%
Since Inception 8/31/92                         6.23%                    5.87%                     6.55%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index. The 30-day SEC yield for June 2001 was 3.95% for the Fund.



     After a great year in 2000, the first half of 2001 turned out to be rather disappointing. Much of the problem can be attributed to the California energy crisis and the economic slowdown. In addition, the drop in short-term interest rates in the first half of this year pushed up prices for short-term bonds, but not for our portfolio.

     The energy crisis began to surface in March as we entered the peak season for energy demand. Due to the deregulation of the power industry, California's utilities soon found themselves paying unusually high prices for electricity. The high wholesale electricity prices forced one of the biggest utilities in California, Pacific Gas & Electric (PG&E), to declare bankruptcy in April. The State of California is now taking on a role as an energy buyer on behalf of PG&E and other cash-strapped utilities to keep the lights on in California. Unfortunately, most of the money comes from the state's general fund.

     As a result of this drain on the California general fund, Standard & Poor's downgraded California's debt rating two notches from AA to A+. Even though we only have three California General Obligation bonds that are directly affected by this downgrade, the situation is putting pressure on other California municipal bonds as well. Many investors fear that the power crisis could adversely affect businesses which would reduce tax revenue collected by municipalities.

     Fortunately, relief is in sight as California is planning to issue about $13 billion in municipal bonds backed by the revenue from selling electricity to consumers. We expect this offering to replenish the state's general fund. Meanwhile, the conservation effort in California is easing the demand for electricity. Also, the intervention by the Federal Energy Regulatory Commission
(FERC) to keep down the cost of long-term power contracts will help the utilities.

     Another factor affecting our performance is the economic slowdown. Municipalities have less tax revenue and will have to issue more bonds to pay for projects. The abundant supply of municipal bonds is driving bond prices down. We expect California to come out of this slowdown in good shape because of its strong economic base and the substantial reserves the State has accumulated during the expansion of the last decade.

     Finally, the Federal Reserve's decision to lower interest rates six times this year had some negative impact on the California Tax-Exempt Fund on a relative basis. While short-term interest rates dropped for the first half of this year, long-term interest rates actually climbed up a bit. Therefore, the bonds with shorter maturities did better than bonds with longer maturities. Since the average maturity for our portfolio is about 11 years, we did not enjoy as much benefit as shorter-term securities. We still feel that the medium range maturity is the best place to provide a consistent return for our shareholders.

                              Yours truly,                     Sincerely yours,



                              Jerome L. Dodson                 Ben Liao

                              Co-Manager                       Co-Manager


THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2001 (UNAUDITED)

                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  APPAREL
        4,000     Russell Corporation                                                           $        67,960
        4,000     The Stride Rite Corporation                                                            34,000
                                                                                                ---------------
                  Total                                                             0.2%        $       101,960
                                                                                                ---------------
                  APPAREL RETAILING
        1,000     Gap, Inc. (The)                                                                        29,000
        6,000     Lands' End, Inc. 1                                                                    240,900
        3,000     Lillian Vernon Corporation                                                             21,180
        2,000     The Limited, Inc.                                                                      33,040
                                                                                                ---------------
                 Total                                                             0.5%        $        324,120
                                                                                                ---------------
                  AUTO PARTS
        1,200     Bandag, Inc.                                                                           32,760
        2,000     Dana Corporation                                                                       46,680
                                                                                                ---------------
                  Total                                                             0.1%       $         79,440
                                                                                                ---------------
                  BANKING
       24,000     Bank One Corporation 2                                                                859,200
        3,000     Dime Bancorp                                                                          111,750
        3,000     Dime Bancorp - Warrant 1                                                                  840
        6,000     Golden West Financial                                                                 385,440
        1,000     J.P. Morgan Chase & Co.                                                                44,470
       25,000     Wells Fargo Company                                                                 1,160,750
       37,500     Washington Mutual Inc. 2                                                            1,408,125
                                                                                                ---------------
                  Total                                                             6.4%        $     3,970,575
                                                                                                ---------------
                  BUILDING MATERIALS
        5,000     INTERFACE, Inc.                                                   0.1%        $        37,500
                  CHEMICALS
        1,000     Air Products & Chemicals                                                               45,750
        1,000     H.B. Fuller Company                                                                    49,900
        1,000     Millipore Corporation                                                                  61,980
                                                                                                ---------------
                  Total                                                             0.3%        $       157,630
                                                                                                ---------------
                  COMPUTER
                  PERIPHERALS
      120,000     Adaptec, Inc. 1                                                               $     1,192,800
        2,000     American Power
                  Conversion 1, 2                                                                        31,500
        1,000     Avocent Corp. 1                                                                        22,750
       41,000     Cisco Systems, Inc. 1                                                                 746,200
                                                                                                ---------------
                  Total                                                             3.2%        $     1,993,250
                                                                                                ---------------
                  COMPUTER SYSTEMS
       10,000     Compaq Computer Corp.                                                                 153,200
        7,000     Hewlett-Packard Company                                                               200,200
        3,000     International Business
                  Machines                                                                              340,500
                                                                                                ---------------
                  Total                                                             1.1%        $       693,900
                                                                                                ---------------
                  ELECTRIC UTILITIES
        5,000     Idaho Power Company                                               0.3%        $       174,400
                                                                                                ---------------
                  ELECTRONIC
                  INSTRUMENTS
        2,000     Tektronix, Inc. 1                                                 0.1%        $        54,300
                                                                                                ---------------



THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2001 (UNAUDITED) CONTINUED
                                                                              Percent of
------------------------------------------------------------------------------------------------------------------------------------
       Shares     Common Stocks                                               Net Assets            Market Value
                  FINANCIAL SERVICES
       35,000     Fannie Mae                                                                    $     2,976,050
       33,000     Freddie Mac                                                                         2,245,650
       20,000     KeyCorp                                                                               521,000
       75,000     Charles Schwab Corp.                                                                1,181,250
        2,000     USA Education, Inc.                                                                   146,000
                                                                                                ---------------
                  Total                                                            11.4%        $     7,069,950
                                                                                                ---------------
                  HARDWARE & TOOLS
        1,000     Black & Decker Corp.                                              0.1%                 39,460
        3,000     Snap-on Inc.                                                                           72,480
        2,100     The Stanley Works                                                                      87,948
                                                                                                ---------------
                  Total                                                             0.3%        $       199,888
                                                                                                ---------------
                  HOME APPLIANCES
        3,000     Maytag Corporation                                                                     87,780
        4,000     Whirlpool Corporation                                                                 250,000
                                                                                                ---------------
                  Total                                                             0.5%        $       337,780
                                                                                                ---------------
                  HOME PRODUCTS
          700     Church & Dwight Co., Inc.                                         0.1%        $        17,815
                                                                                                ---------------
                  INDUSTRIAL
        9,100     Baldor Electric Company                                                               194,467
       10,000     Genuine Parts Company                                                                 315,000
                                                                                                ---------------
                  Total                                                             0.8%        $       509,467
                                                                                                ---------------
                  INSURANCE
        2,500     Aetna, Inc. 1                                                                          64,725
        3,000     American Int'l Group, Inc.                                                            255,030
        2,000     Chubb Corporation                                                                     154,860
          500     CIGNA Corporation                                                                      47,910
        5,000     St. Paul Companies, Inc.                                                              253,500
                                                                                                ---------------
                  Total                                                             1.3%        $       776,025
                                                                                                ---------------
                  INSURANCE BROKERS
        3,000     Marsh & McLennan
                  Co., Inc.                                                         0.5%        $       303,000
                                                                                                ---------------
                  MACHINERY
        4,000     Deere & Company                                                                       151,400
        3,000     Illinois Tool Works, Inc.                                                             189,900
                                                                                                ---------------
                  Total                                                             0.6%        $       341,300
                                                                                                ---------------
                  MEDICAL EQUIPMENT
        8,000     Becton Dickinson                                                                      286,320
        3,000     Invacare Corporation                                                                  115,890
                                                                                                ---------------
                  Total                                                             0.7%        $       402,210
                                                                                                ---------------
                  MISCELLANEOUS
        1,000     Minnesota Mining & Mfg.                                                               114,100
       10,000     WD 40 Company                                                                         224,400
                                                                                                ---------------
                  Total                                                             0.5%         $      338,500
                                                                                                ---------------





THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2001 (UNAUDITED) CONTINUED
                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  NATURAL GAS
       10,000     AGL Resources Inc.                                                            $       237,500
        5,000     Energen Corporation                                                                   138,000
          500     Enron Corporation                                                                      24,550
        4,000     Equitable Resources, Inc.                                                             133,240
        5,000     Keyspan Energy
                  Corporation                                                                           182,400
        2,000     New Jersey Resources                                                                   90,400
        4,000     Northwest Natural Gas Co.                                                              99,600
        8,000     ONEOK Inc.                                                                            157,600
        3,000     Peoples Energy Corporation                                                            120,600
       10,000     UGI Corporation                                                                       270,000
        5,000     Washington Gas Light Co.                                                              135,550
                                                                                                ---------------
                  Total                                                             2.5%         $    1,589,440
                                                                                                ---------------
                  OFFICE EQUIPMENT
          500     Avery Dennison Corp.                                                                   25,525
        3,000     Herman Miller, Inc.                                                                    72,600
        7,500     Office Depot, Inc. 1                                                                   77,850
                                                                                                ---------------
                  Total                                                             0.3%         $      175,975
                                                                                                ---------------
                  OIL
        4,000     Sunoco, Inc.                                                      0.2%         $      146,520
                                                                                                ---------------
                  PACKAGED FOODS
        4,000     General Mills Incorporated                                                            175,120
       10,000     Heinz (H.J.) Company                                                                  408,900
        1,000     Ralston Purina Group                                                                   30,020
                                                                                                ---------------
                  Total                                                             1.0%         $      614,040
                                                                                                ---------------
                  PHARMACEUTICALS
        5,000     Amgen Inc. 1                                                                   $      303,400
       50,000     Johnson & Johnson 2                                                                 2,498,000
        1,000     McKesson HBOC, Inc.                                                                    37,120
        3,500     Merck & Company                                                                       223,685
        8,000     Mylan Laboratories                                                                    225,040
                                                                                                ---------------
                  Total                                                             5.3%         $    3,287,245
                                                                                                ---------------
                  PRINTING
        1,500     Banta Corp.                                                                            43,950
       10,000     Deluxe Corporation                                                                    289,000
                                                                                                ---------------
                  Total                                                             0.5%        $       332,950
                                                                                                ---------------
                  PUBLISHING
        5,000     Gannett  2                                                                            329,500
        2,500     Knight-Ridder, Inc. 2                                                                 148,250
        3,000     McGraw-Hill
                  Companies, Inc.                                                                       198,450
                                                                                                ---------------
                  Total                                                             1.1%        $       676,200
                                                                                                ---------------
                  RESTAURANTS
        6,000     Luby's Cafeterias, Inc.                                           0.1%        $        58,740
                  RETAIL
        5,000     Borders Group, Inc. 1                                                                 112,000
        2,500     Ethan Allen Interiors Inc.                                                             81,250
        1,000     Longs Drug Stores Corp.                                                                21,550
        1,000     Nordstrom, Inc.                                                                        18,550
      150,000     PETsMART, Inc.                                                                      1,057,500
        1,000     Venator Group, Inc. 1                                                                  15,300
                                                                                                ---------------
                  Total                                                             2.1%         $    1,306,150
                                                                                                ---------------



THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2001 (UNAUDITED) CONTINUED
                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  SEMICONDUCTORS
       20,000     Intel Corporation                                                             $       585,000
       15,000     LSI Logic Corporation 1                                                               282,000
                                                                                                ---------------
                  Total                                                             1.4%        $       867,000
                                                                                                ---------------
                  SOFTWARE - SERVICES
       15,000     Autodesk, Inc.                                                                        559,500
       15,000     Mentor Graphics Corp. 1                                                               262,500
       30,000     Roxio, Inc. 1                                                                         390,000
        2,000     Symantec Corporation 1                                                                 87,380
                                                                                                ---------------
                  Total                                                             2.1%         $    1,299,380
                                                                                                ---------------
                  TELECOMMUNICATIONS
       30,000     Corning Inc. 1                                                                        501,300
       10,000     Redback Networks Inc. 1                                                                89,200
        1,000     RadiSys Corporation 1                                                                  22,850
                                                                                                ---------------
                  Total                                                             1.0%       $        613,350
                                                                                                ---------------
                  Total common stocks                                              46.7%           $ 28,850,000

    Principal
       Amount     Convertible Bonds
------------------------------------------------------------------------------------------------------------------------------------
  $2,000,000      Adaptec Inc.
                  Convertible Bond,
                  4.750%, due 2/01/04                                                           $     1,721,620
    1,900,000     Central Garden &
                  Pet Company
                  Convertible Bond,
                  6.000%, due 11/15/03                                                                1,477,782
    1,500,000     Juniper Networks
                  Convertible Bond,
                  4.750%, due 03/15/07                                                                1,056,000
    2,000,000     LSI Logic Inc.
                  Convertible Bond,
                  4.000%, due 2/15/05                                                                 1,671,000
    1,000,000     Quantum Corp.
                  DLT & Storage Systems
                  Convertible Bond,
                  7.000%, due 8/01/04                                                                   868,750
   1,000,000      RadiSys Corporation
                  Convertible Bond,
                  5.500%, due 08/15/07                                                                  683,360
   4,000,000      Redback Networks Inc.
                  Convertible Bond,
                  5.000%, due 04/01/07                                                                2,324,800
                                                                                                ---------------
                  Total convertible bonds                                          15.9%        $     9,803,312
                                                                                                ---------------




THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2001 (UNAUDITED) CONTINUED

    Principal     Community                                                   Percent of
       Amount     Development Loans                                           Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
    $ 100,000     Boston Community Loan Fund                                                      $      100,000
      100,000     Cascadia Revolving Fund                                                                 97,485
      100,000     Institute for Community Economics Loan Fund
      100,000
      100,000     Low Income Housing Fund                                                                100,000
                                                                                                ---------------
                  Total community development loans                                 0.6%          $      397,485
                                                                                                ---------------
                  Total investment in securities
                  (Cost, $33,204,496)                                              63.2%          $   39,050,797
                                                                                                ---------------
                  Short-Term Investments
------------------------------------------------------------------------------------------------------------------------------------
                  Union Bank of California
                  Deposit Account
                  variable rate 3.53%                                                            $      759,200

                  Goldman Sachs FS Government Fund
                  Money Market Account
                  variable rate 4.08%                                                                 1,006,169

                  Janus Government Fund
                  Money Market Account
                  variable rate 4.15%                                                                 2,488,735

                  Scudder Government Fund
                  Money Market Account
                  variable rate 3.88%                                                                   102,531

                  Federal National Mortgage Association
                  Discount Note
                  Zero Coupon, 3.84%
                  equivalent, matures 7/3/01                                                          9,471,627

                  World Bank Discount Note
                  Zero Coupon, 3.50%
                  equivalent, matures 7/24/01                                                         8,974,625


                  Repurchase Agreements
                  Lehman Bros.
                  Triparty Repurchase Agreement
                  (Repurchase agreement with Lehman Bros.
                  dated 6/29/01, effective yield is 4.185% due 7/2/01,
                  Face value is $3,543,550 with price at 100). 3                                  $   3,543,550

                  Money Market Funds
                  Merrimac Cash Fund
                  variable rate 4.121%,  matures 7/2/01 3                                             2,000,000
                                                                                                ---------------
                  Total short-term investments                                     45.8%          $  28,346,437
                                                                                                ---------------
                  Total securities                                                109.0%          $  67,397,234
                  Payable upon return of securities loaned                       -  9.0%             (5,543,550)
                  Other assets and liabilities - net                                0.0%                (24,796)
                                                                                 -------        ---------------
                  Total net assets                                                100.0%          $  61,828,888
                                                                                 =======        ===============

1  These securities are non-income producing.

2  This security or partial position of this security is on loan at June 30, 2001 (Note 1). The total value of securities on loan at June 30, 2001 was $5,354,623.

3 This security was purchased with cash collateral held from securities lending.

   Fund holdings will vary over time.

   Fund shares are not FDIC insured.

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2001 (UNAUDITED)

Assets
Investments in securities, at market value
   (identified cost $33,204,496) (Note 1)                         $  39,050,797
Temporary investments in short-term securities
   (at cost, which approximates market)                              28,346,437
Receivables:
  Dividends and interest                                                311,435
  Capital shares sold                                                    76,527
Other assets                                                             22,890
                                                                 ---------------
       Total assets                                               $  67,808,086
                                                                 ---------------
Liabilities
Payable upon return of securities loaned                              5,543,550
Dividends payable                                                        27,514
Payable for securities purchased                                         82,509
Accounts payable and accrued expenses                                   325,625
                                                                 ---------------
       Total liabilities                                          $   5,979,198
                                                                 ---------------
Net assets (equivalent to $22.20
   per share based on 2,785,570.588
   shares of capital stock outstanding)                           $  61,828,888
                                                                  ==============
Net assets consist of
Undistributed net investment income                               $      (6,221)
Unrealized appreciation on investments                                5,848,817
Undistributed net realized gain                                       1,774,646
Capital paid-in                                                      54,211,646
                                                                 ---------------
           Total net assets                                       $  61,828,888
                                                                 ===============
Computation of net asset value and
   offering price per share
Net asset value and offering price per share
    ($61,828,888 divided by
      2,785,570.588 shares)                                       $       22.20
                                                                  ==============

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

Investment income
Dividends                                                        $      275,918
Interest                                                                680,479
                                                                 ---------------
       Total investment income                                   $      956,397
                                                                 ---------------
Expenses
Investment advisory fees (Note 5)                                       209,197
Transfer agent fees (Note 5)                                             45,750
Fund administrative expense (Note 5)                                     26,760
Reports to shareholders                                                  10,365
Registration fees and expenses                                           12,205
Professional fees                                                        17,762
Custody fees                                                             13,941
Trustee fees and expenses                                                 4,799
                                                                 ---------------
   Subtotal of expenses before fee waiver                               340,779
Fees waived by Parnassus Investments (Note 5)                           (36,237)
                                                                 ---------------
   Total expenses                                                $      304,542
                                                                 ---------------
      Net investment income                                      $      651,855
                                                                 ---------------
Realized and unrealized gain on investments
Realized gain from security transactions:
   Proceeds from sales                                               25,754,362
   Cost of securities sold                                          (23,967,289)
                                                                 ---------------
       Net realized gain                                          $   1,787,073
                                                                 ---------------
Change in unrealized appreciation of securities:
   Beginning of period                                                5,704,626
   End of period                                                      5,848,817
                                                                 ---------------
       Net change in unrealized appreciation of securities        $     144,191
                                                                 ---------------
Net realized and unrealized gain on securities                    $   1,931,264
                                                                 ---------------
Net increase in net assets resulting from operations              $   2,583,119
                                                                 ===============

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

AND YEAR ENDED DECEMBER 31, 2000

                                           SIX MONTHS ENDED        YEAR ENDED
                                            JUNE 30, 2001      DECEMBER 31, 2000
--------------------------------------------------------------------------------
From operations
Net investment income                       $     651,855        $      710,669
Net realized gain from
   security transactions                        1,787,073             6,289,117
Net change in unrealized
   appreciation (depreciation)
   of securities                                  144,191            (4,392,624)
                                            -------------        ---------------
Increase in net assets
   resulting from operations                    2,583,119             2,607,162

Dividends to shareholders
From net investment income                       (658,075)             (788,829)
From realized capital gains                             0            (6,192,040)

Increase (decrease) in
   net assets from capital
   share transactions                           4,483,337            13,794,916
                                            -------------        ---------------
       Increase in net assets                   6,408,381             9,421,209

Net assets
Beginning of period                            55,420,507            45,999,298
                                            -------------        ---------------
End of period
   [including undistributed
   (distributions in excess of)
   net investment income
   of ($6,221) in 2001 and
   $0 in 2000.]                             $  61,828,888         $  55,420,507
                                            =============         ==============


THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2001 (UNAUDITED)


    Principal                                                                 Percent of
       Amount     Corporate Bonds                                             Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  COMPUTER SYSTEMS
    $ 500,000     International Business
                  Machines
                  Notes, 7.500%,
                  due 06/15/13                                                      4.8%         $      538,865

                  FINANCIAL SERVICES
     500,000      Bank One Corporation
                  Notes, 6.000%,
                  due 02/17/09                                                                          476,165
     500,000      BankBoston Corporation
                  Notes, 6.375%,
                  due 03/25/08                                                                          492,290
     500,000      Goldman Sachs Group
                  Notes, 6.650%,
                  due 05/15/09                                                                          493,915
     500,000      Household Finance
                  Corporation
                  Notes, 6.500%,
                  due 11/15/08                                                                          490,495
     500,000      J.P. Morgan & Co, Inc.
                  Notes, 6.000%,
                  due 01/15/09                                                                          477,540
     500,000      Norwest Financial Inc.
                  Notes, 6.850%,
                  due 07/15/09                                                                          503,940
                                                                                                  -------------
                  Total                                                            26.1%          $   2,934,345
                                                                                                  -------------
                  INDUSTRIAL
     500,000      Dana Corporation
                  Notes, 6.500%,
                  due 03/01/09                                                                          430,000
     300,000      Dana Corporation
                  Notes, 6.250%,
                  due 03/01/04                                                                          282,000
     480,000      John Deere Capital
                  Corporation
                  Notes, 6.000%,
                  due 02/15/09                                                                          455,227
     500,000      Illinois Tool Works
                  Notes, 5.750%,
                  due 03/01/09                                                                   $      477,875
     500,000      Xerox Corporation
                  Notes, 7.200%,
                  due 04/01/16                                                                          327,500
                                                                                                  -------------
                  Total                                                            17.6%         $    1,972,602
                                                                                                  -------------



THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2001 (UNAUDITED) CONTINUED

    Principal                                                                 Percent of
       Amount     Corporate Bonds                                             Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  RETAIL
 $    500,000     The Gap, Inc.
                  Notes, 6.900%,
                  due 09/15/07                                                                   $      502,930
      500,000     J.C. Penney Company, Inc.
                  Debentures, 7.650%,
                  due 08/15/16                                                                          402,500
      500,000     Nordstrom, Inc.
                  Notes, 6.625%,
                  due 01/15/09                                                                          434,020
     400,000      Target Corporation
                  Notes, 7.500%,
                  due 08/15/10                                                                          424,288
                                                                                                  -------------
                  Total                                                            15.7%          $   1,763,738

                  TELECOMMUNICATON
      500,000     U.S. West Capital
                  Funding Inc.
                  Notes, 6.500%,
                  due 11/15/18                                                                          438,100
      500,000     Verizon Communications
                  Notes, 7.510%,
                  due 04/01/09                                                                          516,435
                                                                                                  -------------
                  Total                                                             8.5%         $      954,535
                                                                                                  -------------
                  UTILITIES
      600,000     KeySpan Gas East
                  Notes, 7.875%,
                  due 02/01/10                                                      5.7%         $      641,298
                                                                                                  -------------
                  Total corporate bonds                                            78.4%         $    8,805,383
                                                                                                  -------------
                  U.S. Government
                  Agency Securities
------------------------------------------------------------------------------------------------------------------------------------
   $ 500,000      Federal Home Loan
                  Mortgage Corp.
                  6.510%, due 01/08/07                                                           $       516,655
      500,000     Federal National Mortgage Association
                  6.770%, due 09/01/05                                                                   523,475
      500,000     Federal National Mortgage Association
                  6.140%, due 11/25/05                                                                   512,500
      450,000     Federal National Mortgage Association
                  7.350%, due 03/28/05                                                                   477,882
                                                                                                  -------------
                  Total U.S. Government
                  Agency securities                                                18.1%          $    2,030,512
                                                                                                  -------------
                  Total investments
                  in securities
                  (Cost, $11,155,421)                                              96.5%            $10,835,895
                                                                                                  -------------




THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2001 (UNAUDITED) CONTINUED

                                                                              Percent of
                  Short-Term Investments                                      Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  Union Bank of California Deposit Account,
                  variable rate 3.53%                                                            $      161,711
                  Goldman Sachs FS Government Fund
                  Money Market Account
                  variable rate 4.08%                                                                    51,999
                  Janus Government Fund
                  Money Market Account
                  variable rate 4.15%                                                                   203,085
                  Scudder Government Fund
                  Money Market Account
                  variable rate 3.88%                                                                    50,253
                                                                                                  -------------
                  Total short-term investments                                      4.2%          $     467,048
                                                                                                  -------------
                  Total securities                                                100.7%          $  11,302,943
                  Other assets and liabilities - net                              - 0.7%                (80,532)
                                                                                  ------          -------------
                  Total net assets                                                100.0%          $  11,222,411
                                                                                  ======          =============





   Fund holdings will vary over time.

   Fund shares are not FDIC insured.

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2001 (UNAUDITED)


Assets
Investments in securities, at market value
   (identified cost $11,151,421) (Note 1)                         $  10,835,896
Temporary investments in short-term securities
   (at cost, which approximates market)                                 467,048
Receivables:
   Interest receivable                                                  226,156
Other assets                                                              5,472
                                                                 ---------------
       Total assets                                              $   11,534,572
                                                                 ---------------

Liabilities
Accounts payable and accrued expenses                                   312,160
                                                                 ---------------
       Total liabilities                                         $      312,160
                                                                 ---------------
Net assets (equivalent to $14.83
   per share based on 756,615.599
   shares of capital stock outstanding)                          $   11,222,412
                                                                 ===============

Net assets consist of
Distributions in excess of net investment income                 $      (20,603)
Unrealized depreciation on securities                                  (319,525)
Accumulated net realized loss                                          (188,864)
Capital paid-in                                                      11,751,404
                                                                 ---------------
           Total net assets                                      $   11,222,412
                                                                 ===============
Computation of net asset value and offering
    price per share Net asset value and
    offering price per share
    ($11,222,412 divided by 756,615.599 shares)                  $        14.83
                                                                 ===============

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

Investment income
Interest                                                           $    362,344
                                                                   -------------
   Total investment income                                         $    362,344
                                                                   -------------
Expenses
Investment advisory fees (Note 5)                                        27,038
Transfer agent fees (Note 5)                                             12,214
Fund administrative expense (Note 5)                                      4,960
Reports to shareholders                                                   3,606
Registration fees and expenses                                            8,527
Professional fees                                                         6,741
Custody fees                                                                508
Trustee fees and expenses                                                   997
Other expenses                                                            3,657
                                                                   -------------
   Subtotal of expenses before fee waiver                                68,248
Fees waived by Parnassus Investments (Note 5)                           (16,225)
                                                                   -------------
   Total expenses                                                  $     52,023
                                                                   -------------
       Net investment income                                       $    310,321
                                                                   -------------
Realized and unrealized gain (loss) on securities
   Realized gain from security transactions:
   Proceeds from sales                                                  795,750
   Cost of securities sold                                             (801,200)
                                                                   -------------
       Net realized loss                                           $     (5,450)
                                                                   -------------
Change in unrealized depreciation of securities:
   Beginning of period                                                 (795,759)
   End of period                                                       (319,525)
                                                                   -------------
       Net change in unrealized depreciation of securities         $    476,234
                                                                   -------------
Net realized and unrealized loss on securities                     $    470,784
                                                                   -------------
Net increase in net assets resulting from operations               $    781,105
                                                                   =============

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

AND YEAR ENDED DECEMBER 31, 2000

                                   SIX MONTHS ENDED                  YEAR ENDED
                                      JUNE 30, 2001            DECEMBER 31, 2000
--------------------------------------------------------------------------------
From operations
Net investment income              $        310,321            $        666,919
Net realized loss
   from security transactions                (5,450)                   (124,079)
Net change in unrealized
   depreciation of securities               476,234                     (94,129)
                                   -----------------           -----------------
Increase in net assets
   resulting from operations                781,105                     448,711

Dividends to shareholders
From net investment income                 (322,936)                   (674,906)
From realized capital gains                       0                           0

Increase in net assets from
   capital share transactions               455,631                    (471,619)
                                   -----------------           -----------------
Increase (decrease) in net assets           913,800                    (697,814)

Net assets
Beginning of period                      10,308,612                  11,006,426
                                   -----------------           -----------------
End of period
   [including distributions
   in excess ofnet investment
   income of ($20,603) in 2001
   and ($3,264) in 2000]             $   11,222,412              $   10,308,612
                                   =================           =================


THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2001 (UNAUDITED)


    Principal                                                                 Percent of
       Amount     Municipal Bonds                                             Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION
$     350,000     California Education
                  Facilities Authority -
                  Pepperdine University
                  5.000%, due 11/01/18                                                           $       341,457
      500,000     California Education
                  Facilities Authority-
                  Santa Clara University
                  5.250%, due 09/01/18                                                                   521,605
      300,000     Folsom School District
                  5.650%, due 08/11/11                                                                   326,922
      100,000     Kern High School District
                  5.600%, due 08/01/13                                                                   107,036
      450,000     Morgan Hill Unified
                  School District
                  4.900%, due 08/01/13                                                                   461,331
      250,000     Murrieta Valley Unified
                  School District
                  5.500%, due 09/01/10                                                                   264,347
      410,000     Sacramento Unified
                  School District
                  5.750%, due 07/01/17                                                                   440,156
      600,000     Santa Monica Unified
                  School District
                  5.250%, due 08/01/18                                                                   625,860
      500,000     Saratoga Unified
                  School District
                  5.125%, due 09/01/15                                                                   522,565
                                                                                                 ---------------
                  Total                                                            20.3%         $     3,611,279
                                                                                                 ---------------
                  ENVIRONMENT
      400,000     California Department
                  of Water Resources -
                  Central Valley Project
                  5.125%, due 12/01/16                                                                   404,896
      500,000     Central Coast Water
                  Authority
                  5.000%, due 10/01/16                                                                   502,835
      315,000     Los Angeles City
                  Public Works - Parks
                  5.500%, due 10/01/12                                                                   335,878
      200,000     Los Angeles Wastewater
                  System
                  5.500%, due 06/01/12                                                                   207,702
      200,000     Los Angeles Wastewater
                  System
                  5.000%, due 06/01/11                                                                   210,464
                                                                                                 ---------------
                  Total                                                             9.3%         $     1,661,775
                                                                                                 ---------------



THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2001 (UNAUDITED)  CONTINUED


    Principal                                                                 Percent of
       Amount     Municipal Bonds                                             Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  GENERAL OBLIGATION
$      270,000    State of California
                  4.750%, due 02/01/19                                                            $      254,402
      350,000     State of California
                  4.750%, due 04/01/16                                                                   336,011
      280,000     State of California
                  5.250%, due 06/01/15                                                                   284,877
      300,000     Oakland
                  General Obligation
                  5.500%, due 12/15/11                                                                   323,556
      500,000     San Francisco
                  General Obligation
                  5.000%, due 06/15/16                                                                   503,415
                                                                                                 ---------------
                  Total                                                             9.6%          $    1,702,261
                                                                                                 ---------------
                  HEALTH CARE
      200,000     California Health
                  Facilities-Cedar Sinai
                  Medical Center
                  5.125%, due 08/01/17                                                                   201,174
      350,000     California Health Facilities-
                  Kaiser Permanente
                  5.000%, due 10/01/08                                                                   373,765
      415,000     Loma Linda Hospital
                  4.850%, due 12/01/10                                                                   436,294
                                                                                                 ---------------
                  Total                                                             5.7%          $    1,011,233
                                                                                                 ---------------
                  HOUSING
      500,000     Anaheim Public
                  Financing Authority
                  5.000%, due 02/01/17                                                                   499,175
      850,000     California Statewide
                  Communities
                  Redevelopment
                  5.500%, due 08/01/15                                                                   917,176
      275,000     Los Angeles Community
                  Redevelopment
                  5.000%, due 07/01/13                                                                   282,933
      275,000     Pasadena Community
                  Development
                  6.000%, due 08/01/14                                                                   291,651
      175,000     San Jose
                  Redevelopment Agency
                  6.000%, due 08/01/15                                                                   198,919
      200,000     University of California
                  Housing
                  5.500%, due 11/01/10                                                                   209,512
                                                                                                 ---------------
                  Total                                                            13.5%          $    2,399,366
                                                                                                 ---------------



THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2001 (UNAUDITED)  CONTINUED


    Principal                                                                 Percent of
       Amount     Municipal Bonds                                             Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  INFRASTRUCTURE
                  IMPROVEMENTS
 $    205,000     Belmont Redevelopment
                  Agency
                  6.400%, due 08/01/09                                                          $        228,212
      405,000     Coronado Community
                  Development Agency
                  5.500%, due 09/01/18                                                                   422,411
      500,000     Los Angeles Department
                  of Water & Power
                  4.875%, due 07/01/18                                                                   482,730
      350,000     Metro Water District -
                  Southern California
                  5.250%, due 07/01/15                                                                   359,716
      450,000     Metro Water District -
                  Southern California
                  4.500%, due 07/01/15                                                                   429,363
      450,000     Petaluma Community
                  Development
                  5.600%, due 05/01/18                                                                   468,513
      750,000     San Diego
                  Redevelopment Agency
                  4.750%, due 09/01/18                                                                   715,777
      500,000     San Francisco City &
                  County - Golden Gate
                  Park Improvement
                  4.750%, due 06/15/19                                                                   472,200
      400,000     Santa Clara County
                  Financing Authority
                  5.750%, due 11/15/13                                                                   448,044
      500,000     Santa Clara
                  Redevelopment Agency
                  5.250%, due 06/01/18                                                                   508,685
      500,000     Santa Clara Valley
                  Water District
                  5.000%, due 06/01/19                                                                   493,860
      500,000     University of California
                  Revenue - Multi-purpose
                  5.000%, due 09/01/16                                                                   501,975
                                                                                                 ---------------
                  Total                                                            31.1%          $    5,531,486
                                                                                                 ---------------



THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2001 (UNAUDITED)  CONTINUED


    Principal                                                                 Percent of
       Amount     Municipal Bonds                                             Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  PUBLIC
                  TRANSPORTATION
$      250,000    Los Angeles
                  Metro Transit Authority
                  5.000%, due 07/01/13                                                           $       256,550
      350,000     San Francisco
                  International Airport
                  5.000%, due 05/01/07                                                                   373,965
      400,000     San Francisco
                  Bay Area Rapid Transit
                  5.250%, due 07/01/13                                                                   418,940
      550,000     San Mateo County
                  Transit District
                  4.500%, due 06/01/17                                                                   515,207
                                                                                                 ---------------
                  Total                                                             8.8%           $   1,564,662
                                                                                                 ---------------
                  Total investments in securities
                  (Cost, $17,154,379)                                              98.3%           $  17,482,062
                                                                                                 ---------------

                  Short-Term Investments
------------------------------------------------------------------------------------------------------------------------------------
                  Highmark California
                  Tax-Exempt Fund
                  Money Market Account
                  variable rate 2.47%                                                           $        68,676
                  Goldman Sachs
                  I Cal Fund
                  Money Market Account
                  variable rate 2.43%                                                                    10,107
                                                                                                 ---------------
                  Total short-term investments                                      0.4%         $       78,783
                                                                                                 ---------------
                  Total investments                                                98.7%         $   17,560,845
                  Other assests and liabilities - net                               1.3%                237,703
                                                                                  ------         ---------------
                  Total net assets                                                100.0%           $ 17,798,548
                                                                                  ======         ===============



   Fund holdings will vary over time.

   Fund shares are not FDIC insured.

THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2001 (UNAUDITED)

Assets
Investments in securities, at market value
   (identified cost $17,154,379) (Note 1)                         $  17,482,062
Temporary investments in short-term securities
   (at cost, which approximates market)                                  78,783
Receivables:
   Interest receivable                                                  244,879
   Capital shares sold                                                        0
Other assets                                                              7,960
                                                                  --------------
       Total assets                                               $  17,813,684

Liabilities
Capital shares redeemed                                                   8,425
Accounts payable and accrued expenses                                     6,711
                                                                  --------------
       Total liabilities                                          $      15,136
                                                                  --------------
Net assets (equivalent to $16.59
   per share based on 1,072,546.758
  shares of capital stock outstanding)                            $  17,798,548
                                                                  ==============
Net assets consist of
Distributions in excess of net investment income                  $     (18,756)
Unrealized appreciation on investments                                  327,683
Undistributed net realized gain                                         131,908
Capital paid-in                                                      17,357,713
                                                                  --------------
           Total net assets                                       $  17,798,548
                                                                  ==============
Computation of net asset value and offering
   price per share
Net asset value and offering
   price per share ($17,798,548 divided by
   1,072,546.758 shares)                                          $       16.59
                                                                  ==============

THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

Investment income
Interest                                                          $     434,989
                                                                  --------------
   Total investment income                                        $     434,989
                                                                  --------------
Expenses
Investment advisory fees (Note 5)                                        44,715
Transfer agent fees (Note 5)                                              5,103
Fund administrative expense (Note 5)                                      8,280
Reports to shareholders                                                   2,338
Registration fees and expenses                                            1,100
Professional fees                                                         5,580
Custody fees                                                                685
Trustee fees and expenses                                                   903
Other expenses                                                            9,689
                                                                  --------------
   Subtotal of expenses before fee waiver                                78,393
Fees waived by Parnassus Investments (Note 5)                           (17,856)
                                                                  --------------
   Total expenses                                                 $      60,537
                                                                  --------------
       Net investment income                                      $     374,452
                                                                  --------------
Realized and unrealized gain (loss) on securities
Realized gain from security transactions:
   Proceeds from sales                                                3,140,271
   Cost of securities sold                                            3,008,384
                                                                  --------------
       Net realized gain                                          $     131,887
                                                                  --------------
Change in unrealized appreciation of securities:
   Beginning of period                                                  800,012
   End of period                                                        327,683
                                                                  --------------
     Net change in unrealized appreciation of securities          $    (472,329)
                                                                  --------------
Net realized and unrealized loss on securities                    $     340,442
                                                                  --------------
Net decrease in net assets resulting from operations              $      34,010
                                                                  ==============

THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

AND YEAR ENDED DECEMBER 31, 2000

                                       SIX MONTHS ENDED               YEAR ENDED
                                          JUNE 30, 2001        DECEMBER 31, 2000
--------------------------------------------------------------------------------
From operations
Net investment income                  $        374,452            $    497,737
Net realized gain from
   security transactions                        131,887                  25,564
Net change in unrealized
   appreciation of securities                  (472,329)                790,551

Increase in net assets
   resulting from operations                     34,010               1,313,852

Dividends to shareholders
From net investment income                     (395,842)               (497,133)
From realized capital gains                           0                 (25,917)

Increase in net assets from
   capital share transactions                   974,260               8,618,318
                                        ----------------           -------------
       Increase in net assets                   612,428               9,409,120

Net assets
Beginning of period                          17,186,120               7,777,000
                                        ----------------           -------------
End of period
   [including undistributed
   (distributions in excess of)
   net investment income
   of ($18,756) in 2001 and
   $2,633 in 2000]                       $   17,798,548            $ 17,186,120
                                        ================           =============

THE PARNASSUS INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies
     The Parnassus Income Trust (the "Trust"), formerly The Parnassus Income Fund, organized on August 8, 1990 as a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of three separate funds, each offering separate shares. The Equity Income Fund, formerly the Balanced Portfolio, changed its primary investment objective from current income and capital preservation to current income and capital appreciation; this change was effective on March 31, 1998. The Trust began operations on August 31, 1992. The following is a summary of significant accounting policies of the Trust.

     Securities Valuation: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the Nasdaq's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Short-term securities are money market instruments and are valued at cost, which approximates market value. Certain other investments are valued each business day using in-dependent pricing services ("Services") approved by the Board of Trustees. Investments are valued at the mean between the "bid" and "ask" prices where such quotes are readily available and are representative of the actual market for such securities. Other investments are carried at fair value as determined using the Services based on methods which include consideration of (1) yields or prices of securities of comparable quality, coupon, maturity and type (2) indications as to values from dealers and (3) general market conditions.

     Federal Income Taxes: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to shareholders; therefore, no federal income tax provision is required.

     Security Transactions: In accordance with industry practice, securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     Dividends to Shareholders: Distributions to shareholders are recorded on the record date. The Equity Income Fund pays income dividends quarterly and capital gain dividends once a year. The Fixed-Income and California Tax-Exempt Funds pay income dividends monthly and capital gain dividends annually.

     Investment Income and Expenses: Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Interest income, adjusted for amortization of premium and, when appropriate, discount on investments, is earned from settlement date and recognized on the accrual basis.

     Securities Lending: The Equity Income Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, this fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for re-purchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

     Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Dividends To Shareholders
     Equity Income Fund: The Fund paid income dividends totaling $658,075 (aggregate of $0.2450 per share) during the six months ended June 30, 2001. Fixed-Income Fund: The Fund paid income dividends totaling $322,936 (aggregate of $0.4384 per share) during the six months ended June 30, 2001. California Tax-Exempt Fund: The Fund paid income dividends totaling $395,842 (aggregate of $0.3668 per share) during the six months ended June 30, 2001.

3.   Capital Stock
     Equity Income Fund: As of June 30, 2001, there was an unlimited number of authorized shares of capital stock, no par value.
     Paid-in capital aggregated $54,211,646. Transactions in capital stock (shares) were as follows:
                                                       Six Months Ended June 30, 2001               Year Ended 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount       Shares          Amount
------------------------------------------------------------------------------------------------------------------------------------
     Shares sold                                              310,803   $   6,795,092    1,049,905     $ 25,918,215
     Shares issued through dividend reinvestment               27,437         583,814      304,921        6,437,338
     Shares repurchased                                      (132,742)     (2,895,569)    (763,438)     (18,560,637)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase                                             205,498   $   4,483,337      591,388     $ 13,794,916
                                                             ========   ==============    =========    =============

     Fixed-Income Fund: As of June 30, 2001, there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $11,751,404. Transactions in capital stock (shares) were as follows:
                                                       Six Months Ended June 30, 2001               Year Ended 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount       Shares          Amount
------------------------------------------------------------------------------------------------------------------------------------
     Shares sold                                              106,264  $    1,572,867      231,573     $  3,310,941
     Shares issued through dividend reinvestment               18,306         270,311       38,733          550,341
     Shares repurchased                                      (94,169)     (1,387,547)    (303,620)      (4,332,901)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                                   30,401  $      455,631     (33,314)  $     (471,619)
                                                             ========   ==============    =========    =============

     California Tax-Exempt Fund: As of June 30, 2001, there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $17,357,713. Transactions in capital stock (shares) were as follows:
                                                       Six Months Ended June 30, 2001               Year Ended 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount       Shares          Amount
------------------------------------------------------------------------------------------------------------------------------------
     Shares sold                                              308,845   $   5,223,457      595,394     $  9,768,549
     Shares issued through dividend reinvestment               20,809         347,892       26,809          426,866
     Shares repurchased                                     (273,970)     (4,597,088)     (96,269)      (1,577,097)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase                                              55,684  $      974,261      525,214    $   8,618,318
                                                             ========   ==============    =========    =============

4.   Purchases and Sales of Securities
     Equity Income Fund: Purchases and sales of securities were $18,122,120 and $25,754,362, respectively, for the six months ended June 30, 2001. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at June 30, 2001 were the same as for financial statement purposes. Of the $5,848,816 of net unrealized appreciation at June 30, 2001, $6,650,312 related to appreciation of securities and $801,496 related to depreciation of securities.
     Fixed-Income Fund: Purchases and sales of securities were $1,262,680 and $795,750, respectively, for the six months ended June 30, 2001. For federal income tax purposes, the aggregate cost of securities and unrealized depreciation at June 30, 2001 were the same as for financial statement purposes. Of the $319,525 of net unrealized depreciation at June 30, 2001, $170,802 related to appreciation of securities and $490,327 related to depreciation of securities.
     California Tax-Exempt Fund: Purchases and sales of securities were $4,567,748 and $3,140,271, respectively, for the six months ended June 30, 2001. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at June 30, 2001 were the same as for financial statement purposes. Of the $327,683 of net unrealized appreciation at June 30, 2001, $474,399 related to appreciation of securities and $146,716 related to depreciation of securities.

THE PARNASSUS INCOME TRUST

5.   Investment Advisory Agreement and Transactions with Affiliates
     Under terms of an agreement which provides for furnishing investment management and advice to the Trust, Parnassus Investments is entitled to receive fees payable monthly, based on the Trust's average daily net assets for the month, at the following annual rates:

     Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000. Fixed-Income Fund and California Tax-Exempt Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000.

     Parnassus Investments has agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.07% of net assets for the Equity Income Fund, 0.87% of net assets for the Fixed-Income Fund and 0.75% of net assets for the California Tax-Exempt Fund.

     As a result of this fee waiver, the following were actually charged in 2001. For the Equity Income Fund, the investment advisory fee was 0.60%. Parnassus Investments received net advisory fees totaling $172,960 from the Equity Income Fund for the six months ended June 30, 2001. For the Fixed-Income Fund, the investment advisory fee was 0.20%. Parnassus
     Investments received net advisory fees totaling $10,813 from the Fixed-Income Fund for the six months ended June 30, 2001. For the California Tax-Exempt Fund, the investment advisory fee was 0.30%. Parnassus Investments received net advisory fees totaling $26,859 from the California Tax-Exempt Fund for the six months ended June 30, 2001.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the three funds, Parnassus Investments received fees paid by the Trust totaling $103,067 for the six months ended June 30, 2001. The transfer agent fee was $2.70 per month per account (for an aggregate amount of $63,067 for the six months ended June 30, 2001) and the fund administration fee was $6,667 per month (for an aggregate amount of $40,000 for the six months ended June 30, 2001). Jerome
     L. Dodson is the President of the Trust and is the majority stockholder of Parnassus Investments.

6.   Financial Highlights
     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the six months ended June 30, 2001, and for each of the five years ended December 31 are as follows:

                                                    June 30, 2001
     Equity Income Fund                             (unaudited)        2000      1999     1998      1997      1996
------------------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year               $21.48       $23.13   $20.13    $20.68    $18.56    $19.58
                                                        ------       ------   ------    ------    ------    ------
     Income from investment operations:
     Net investment income                                0.24         0.33     0.24      0.75      0.79      0.98
     Net realized and unrealized gain on securities       0.73         1.06     4.26      1.49      2.86      0.37
                                                        ------       ------   ------    ------    ------    ------
      Total income from investment operations             0.97         1.39     4.50      2.24      3.65      1.35
                                                        ------       ------   ------    ------    ------    ------
     Distributions:
     Dividends from net investment income                (0.25)      (0.36)    (0.26)    (0.73)    (0.79)    (0.97)
     Distributions from net realized gains                 .--       (2.68)    (1.24)    (2.06)    (0.74)    (1.40)
                                                        ------       ------   ------    ------    ------    ------
       Total distributions                               (0.25)      (3.04)    (1.50)    (2.79)    (1.53)    (2.37)
                                                        ------       ------   ------    ------    ------    ------
     Net asset value at end of year                     $22.20      $ 21.48   $23.13    $20.13    $20.68    $18.56
                                                        ======      =======   ======    ======    ======    ======
     Total return                                         4.55%       6.36%    22.78%    11.05%    20.15%     7.09%
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*    0.53%       0.97%     1.08%     1.05%     1.05%     0.80%
     Decrease reflected in the above expense ratios due
       to undertakings by Parnassus Investments           0.06%       0.18%     0.19%     0.24%     0.30%     0.60%
     Ratio of net investment income to average net assets 1.13%       1.34%     1.09%     2.30%     4.04%     4.56%
     Portfolio turnover rate                             46.09%      97.42%    39.53%   166.32%    34.12%    47.80%
     Net assets, end of year (000's)                  $ 61,829    $  55,421  $ 45,999  $ 40,903 $ 38,847   $ 33,362





                                                   June 30, 2001
     Fixed-Income Fund                              (unaudited)        2000     1999      1998      1997      1996
------------------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year               $14.19       $14.49   $15.98    $16.04    $15.43    $15.73
                                                        ------       ------   ------    ------    ------    ------
     Income from investment operations:
     Net investment income                                0.91         0.89     0.81      0.84      0.90      0.92
     Net realized and unrealized gain (loss)
         on securities                                    0.17       (0.29)    (1.49)     0.25      0.67     (0.31)
                                                        ------       ------   ------    ------    ------    ------
       Total income from investment operations            1.08        0.60     (0.68)     1.09      1.57      0.61
                                                        ------       ------   ------    ------    ------    ------
     Distributions:
     Dividends from net investment income                (0.44)      (0.90)    (0.81)    (0.85)    (0.89)    (0.91)
     Distributions from net realized gains                 .--         .--       .--   (0.30)    (0.07)        .--
                                                        ------       ------   ------    ------    ------    ------
       Total distributions                               (0.44)      (0.90)    (0.81)    (1.15)    (0.96)    (0.91)
                                                        ------       ------   ------    ------    ------    ------
     Net asset value at end of year                     $14.83       $14.19   $14.49    $15.98    $16.04    $15.43
                                                        ======       ======   ======    ======    ======    ======
     Total return                                         7.65%       4.32%   (4.32%)     6.97%    10.60%     4.08%
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*    0.48%       0.78%     0.87%     0.79%     0.82%     0.83%
     Decrease reflected in the above expense ratios due
       to undertakings by Parnassus Investments           0.15%       0.35%     0.36%     0.40%     0.43%     0.50%
     Ratio of net investment income to average net assets 2.87%       6.18%     5.36%     4.92%     5.79%     5.98%
     Portfolio turnover rate                              7.72%      19.19%    13.47%    44.98%    17.15%     2.80%
     Net assets, end of year (000's)                  $ 11,222     $ 10,309  $ 11,006  $ 11,482 $  9,683  $   8,384



                                                   June 30, 2001
     California Tax-Exempt Fund                     (unaudited)        2000      1999     1998      1997      1996
------------------------------------------------------------------------------------------------------------------------------------

     Net asset value at beginning of year               $16.90       $15.82   $16.88    $16.72    $16.02    $16.06
                                                        ------       ------   ------    ------    ------    ------
     Income (loss) from investment operations:
     Net investment income                                0.75         0.72     0.72      0.75      0.74      0.80
     Net realized and unrealized gain (loss)
          on securities                                  (0.69)       1.10    (1.05)     0.26      0.71     (0.06)
                                                        ------       ------   ------    ------    ------    ------
       Total income from investment operations            0.06         1.82    (0.33)     1.01      1.45      0.74
                                                        ------       ------   ------    ------    ------    ------
     Distributions:
     Dividends from net investment income               (0.37)       (0.71)    (0.72)    (0.75)    (0.75)    (0.78)
     Distributions from net realized gains                 .--       (0.03)    (0.01)    (0.10)      .--       .--
       Total distributions                               (0.37)      (0.74)    (0.73)    (0.85)    (0.75)    (0.78)
                                                        ------       ------   ------    ------    ------    ------
     Net asset value at end of year                     $16.59       $16.90   $15.82    $16.88    $16.72    $16.02
                                                        ======       ======   =======   =======   =======   =======
     Total return                                         0.34%      11.75%   (2.01%)     6.12%     9.33%     4.78%
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*    0.34%       0.52%     0.70%     0.67%     0.67%     0.54%
     Decrease reflected in the above expense ratios due
       to undertakings by Parnassus Investments           0.10%       0.25%     0.25%     0.30%     0.32%     0.46%
     Ratio of net investment income to average net assets 2.09%       4.27%     4.42%     4.43%     4.69%     4.96%
     Portfolio turnover rate                             17.06%       8.13%     1.75%     9.40%    10.00%      .00%
     Net assets, end of year (000's)                  $ 17,799     $ 17,186 $   7,777 $   7,342$   6,520  $   5,835


* Parnassus Investments has agreed to a 1.25% limit on expenses for the Equity Income Fund and 1% for the Fixed-Income and California Tax-Exempt Funds (See
   Note 5 for details). Certain fees were waived for the six months ended June 30, 2001, and for the years ended December 31, 2000, 1999, 1998, 1997 and 1996.

The Parnassus Income Trust
One Market-Steuart Tower
Suite 1600
San Francisco, CA 94105
415.778.0200
800.999.3505
www.parnassus.com



Investment Adviser
Parnassus Investments
One Market-Steuart Tower
Suite 1600
San Francisco, CA 94105

Legal Counsel
Gardner, Carton & Douglas
321 N. Clark Street
Chicago, IL 60610

Independent Auditors
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105

Custodian
Union Bank of California
475 Sansome Street
San Francisco, CA 94111

Distributor
Parnassus Investments
One Market-Steuart Tower
Suite 1600
San Francisco, CA 94105


This report must be preceded or accompanied by a current prospectus.